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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported) September 19, 2000

                Bear Stearns Commercial Mortgage Securities, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              033-65816                  3411414
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(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)           Identification No.)


 245 Park Avenue, New York, NY                                   10167
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

It is expected that during October 2000, a single series of certificates, entitled, Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-WF2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Wells Fargo Bank, National Association as Servicer, GMAC Commercial Mortgage Corporation as Special Servicer, Lasalle Bank National Association as Trustee and ABN AMRO BANK N.V., as Fiscal Agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-61783) and sold to Bear Stearns & Co. Inc., ("BSCI"), Morgan Stanley & Co. Incorporated ("MSCI") and Wells Fargo Brockerage Services, L.L.C. ("WFBS"; and together with BSCI, and MSCI, the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7. Financial Statements and Exhibits.


(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.


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(c)  Exhibits:


Exhibit No.     Description

99.1 Computational Materials and/or ABS term Sheets prepared by the Underwriters
















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 21, 2000

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                           By: /s/ Michael A. Forastiere
                                              ------------------------------
                                           Name:  Michael A. Forastiere
                                           Title: Vice President










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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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99.1            Computational Materials and/or ABS Term Sheets prepared by the
                Underwriters

















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